Exhibit 10

                          INDEPENDENT AUDITORS'CONSENT



Board of Directors
The Travelers Insurance Company:

We consent to the use of our reports included herein or incorporated by reference herein and to the reference to our firm as experts under the heading "Independent Accountants". Our reports covering the December 31, 2001 financial statements and schedules of The Travelers Insurance Company and subsidiaries refer to the changes in accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.


/s/ KPMG LLP


Hartford, Connecticut
April 19, 2002